[LOGO OF EATON       Investing                   [PHOTO OF BRICK WALL AND
VANCE APPEARS        for the                      EDUCATION SIGN APPEARS
     HERE]           21st                                    HERE]
                     Century



        Annual Report March 31, 1997


                                      EV

                                  TRADITIONAL

[PHOTO OF HIGHWAY                  NATIONAL
 AT NIGHT APPEARS
     HERE]                     LIMITED MATURITY

                                MUNICIPAL FUND


                                 Eaton Vance
                     Global Management-Global Distribution


                                                                        Marathon
[PHOTO OF SUSPENSION
 BRIDGE APPEARS HERE]

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J. FETTER, PRESIDENT, APPEARS HERE]

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. After showing signs of slowing at the year's outset, it became apparent in the first quarter of 1996 that the economy was stronger than anticipated and that inflation, while still modest, would bear further watching. Consequently, long-term bond yields climbed steadily higher, reaching their peak in mid-June, 1996.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

The first quarter of 1997 was marked by stronger-than-expected economic growth, a tightening labor market, and increasing uneasiness over inflation, which remains low. At its March 25 meeting, the Federal Reserve raised the Federal Funds Rate 0.25% in an effort to slow the economy and make a preemptory strike at inflation. In response to 1997's economic events, the bond market has sold off somewhat, and the yield on the 30-year Treasury Bond - a widely-held gauge of bond market sentiment - rose to 7.08% on March 31 from 6.64% at the end of 1996.

Despite Changing Market Conditions, Municipal Bonds Remain an Attractive Investment

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

                           [BAR CHART APPEARS HERE]

Tax exempt bonds yield 81% of Treasury yields
30-year AAA General Obligation (GO) Bonds*                      5.75%

Taxable equivalent yield of investment
   for couple in 36% tax bracket                                8.98%

30-year Treasury Bond                                           7.10%

  Principal and interest payments of Treasury securities are guaranteed by the U.S. Government.

* GO yield is a compilation of a representative variety of general obligations and is not necessarily representative of the Fund's yields. Statistics as of March 31, 1997.

  Past performance is not indicative of future results.
  Source: Bloomberg, L.P.


We believe an investment in municipal bonds continues to represent good value for several reasons. First, Congress and the Clinton Administration have reached a tentative agreement to balance the budget over the next five years - a development viewed favorably by bond investors. Second, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. And third, taxes remain a burden and, for most investors, municipal bonds are one of the last remaining vehicles for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free income for shareholders.


                                            Sincerely,



                                            Thomas J. Fetter,
                                            President
                                            May 9, 1997

                                            /s/ Thomas J. Fetter

--------------------------------------------------------------------------------
    Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

MANAGEMENT DISCUSSION


An interview with William H. Ahern, Vice President and Portfolio Manager of National Limited Maturity Municipals Portfolio

[PHOTO OF WILLIAM H. AHERN, PORTFOLIO MANAGER, APPEARS HERE]

Q:  Bill, what were your impressions of the economy over the past year?

A: The economy has shown a good deal of resilience in the past year. While many economists expected the growth trend to slow in late 1996 or early 1997, it has maintained fairly strong momentum. The good news is that the expansion has continued without significant inflation. The Federal Reserve has monitored the situation closely and acted to preempt inflation, most recently in March, when it raised the Federal Funds Rates by 25 basis points (.25 percentage points). In response to the robust economic news, the bond market has been quite volatile.

Q:  What was behind the volatility?

A: The volatility appears to be more in response to shifting investor sentiment toward the inflation outlook than to any empirical evidence. While actual inflation data have been rather tame, the Fed has, for some time, signalled a bias for higher interest rates. Interestingly, with the exception of its March rate hike, the Fed has been fairly restrained in its actions. But the markets have, nonetheless, been waiting for the other shoe to drop. Meanwhile, investors have tended to overreact to economic reports, especially employment data. With job creation very strong, interest rates have risen more at the short end of the yield curve than the long end. That has produced a fairly volatile environment for the bond market. As evidence of that volatility, Treasury yields, which were 7.2% a year ago, declined to 6.35% in November before moving back up to 7.1% at March 31. That's a fairly wild ride for bond investors.

Q:  So the Fed has been "jawboning" interest rates higher?

A: That's correct. For many months, the Fed was able to accomplish much of the rate increase through public comment alone. This jawboning can be very effective over the short run, but runs the risk of losing credibility if it is not followed by action. Thus, the March rate increase, while a relatively mild action, can be seen as part of a larger Fed strategy to contain inflation.

Q:  Have you made any adjustments to the Portfolio in recent months?

A: Yes. We've made a number of structural changes to the Portfolio. As the market has become increasingly generic in recent years, these structural subtleties have become much more critical to performance. Our efforts have been aimed primarily at enhancing liquidity, improving the Portfolio's call protection, and adjusting duration, or the degree to which the Portfolio will respond to changes in interest rates.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997


Average Annual Total Returns/1/
-------------------------------------------------------------------------------

At Net Asset Value
-------------------------------------------------------------------------------
One year                                                        4.0%
Life of Fund (6/3/94)                                           4.5


Including Maximum 2.50% Sales Charge
-------------------------------------------------------------------------------
One year                                                        1.4%
Life of Fund (6/3/94)                                           3.6%


Five Largest Sectors By market value
-------------------------------------------------------------------------------
General Obligations                                            14.8%
Industrial Development                                         13.5%
Transportation                                                 11.7%
Nursing Homes                                                   9.1%
Housing                                                         7.7%


Portfolio Overview
-------------------------------------------------------------------------------
Number of Issues                                                      55
Average Effective Maturity                                     10.67 Yrs.
Average Duration/2/                                             6.63 Yrs.
Average Rating/3/                                                     A-
Average Coupon                                                  6.63%

/1/ Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested.

/2/ The Fund's duration is determined by average maturity and periodic cash flows and is used to determine the Fund's sensitivity to changes in interest rates.

/3/ Ratings are issued by Moody's Investors Service, a major independent ratings agency.

    Because the Fund is actively managed, sector weightings, and the characteristics listed under Portfolio overview are subject to change.

    Past performance is no guarantee of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

MANAGEMENT DISCUSSION CONT'D



    By consolidating holdings we have been able to reduce the number of bonds in the Portfolio while increasing the average size of those holdings. That helps to enhance the liquidity of the Portfolio. Call protection, of course, continues to be an important consideration. By increasing call protection, we have reduced the Portfolio's exposure to untimely bond redemptions and increased upside potential. Finally, we have used the market downturn as an opportunity to adjust the duration of the Portfolio and improve the trading characteristics of our bonds. By keeping an average duration generally in the 6.5- to-6.75 year range, we limited the damage during the recent downturn.

Q:  Specifically, what do you mean by a generic market?

A: That refers to the fact that in recent years, quality spreads - the yield difference between bonds of varying quality - have become increasingly narrow. That is largely a function of the widespread use of insurance by municipal bond issuers. Bonds that, based on their underlying fundamentals, would ordinarily carry an A-rating, receive a Aaa-rating due to private insurance. The result is that the municipal market is increasingly dominated by insured issues. Now, more than ever before, investors must really do their homework to find good values.

Q:  Has that affected your investment approach?

A: Yes. I think the changing make-up of the market has made it necessary for investors to expand their research efforts. For example, we have redoubled our efforts in the non-rated sector of the market. The non-rated segment typically consists of smaller issuers, such as colleges, nursing homes, or private purpose industrial development bonds. Because these bonds lack ratings from the major rating agencies, they may carry an unusually attractive coupon. Naturally, investing in non-rated bonds requires especially rigorous analysis. At Eaton Vance, we have dedicated more resources and analysts to this area of the market. Equally as important, we've developed our own internal criteria to make certain that these bonds meet our strict standards of creditworthiness.

    By focusing on this segment of the market we have been able to add incrementally to our yields in an era of declining spreads.

Q: Has the intermediate segment of the market performed in line with expectations?

A: Yes. While the intermediate municipal market declined with the rate increases, it characteristically declined less than the Treasury market. The intermediate segment of the market was isolated from the decline somewhat by shorter maturities as well as by the fact that price changes in the municipal market are rarely as large as in the Treasury market - either on the upside or the downside. Once again, the intermediate bond market performed pretty much in line with expectations.

Q:  Looking ahead, what is your outlook for the municipal market?

A: I remain generally constructive on the outlook for municipal bonds. While the economy has registered steady growth, inflation has been modest. Continuing increases in productivity and global competition are helping to keep inflation in check. Having said that, the Federal Reserve has been a staunch inflation-fighter and, therefore, we can't rule out the possibility of additional Fed rate hikes. That would be a potential hurdle over the short-term. But it's important to remember that Federal tax rates remain fairly onerous and municipal bonds are among the few ways for investors to reduce their tax bills.

    For the conservative investor, a major investment goal may be tax-free income with lower volatility, the mandate of the National Limited Municipals Portfolio. While past performance is no guarantee of future results, the intermediate sector has historically managed a good percentage of the yield of long-term bonds, with roughly half of their volatility. I believe intermediate municipals continue to merit consideration from conservative, income-oriented investors.

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

MANAGEMENT DISCUSSION CONT'D


Your Investment at Work
--------------------------------------------------------------------------------
   Eagle County Co Airport Terminal Corp. American Airlines

                                                     [PHOTO OF JET APPEARS HERE]

 . The bond proceeds financed the construction of a passenger terminal to be occupied and leased by American Airlines, Inc.

 . The 31,000 square foot project includes lobby, ticketing areas, baggage-handling equipment, passenger lounges, and additional apron space for aircraft parking which will further accommodate increasing air traffic demands within the area.

 . With an attractive 6.75% coupon, this non-rated bond is an example of how selective, research-driven, non-rated issues can add value to the Portfolio.


Fund Performance
--------------------------------------------------------------------------------
In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Traditional National Limited Maturity Municipals Fund and the unmanaged Lehman Brothers 7-Year Municipal Bond Index.

The blue line on the chart represents the Fund's performance at net asset value. The dotted blue line represents the Fund's performance including the 2.50% maximum sales charge. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The black line represents the performance of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index of municipal bonds. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

Comparison of Change in Value of a $10,000 Investment in EV Traditional National Limited Maturity Muncipals Fund vs. Lehman Brothers 7-Year Municipal Bond Index

From June 30, 1994 through March 31, 1997

                           [LINE GRAPH APPEARS HERE]


                       EV Traditional
                       National
                       Limited
                       Maturity           Fund, including     7-Year
                       Municipals         maximum sales       Municipal
        Date           Fund               charge              Bond Index
      6/30/94          $10,000             $9,753              $10,000
      7/31/94          $10,133             $9,883              $10,141
      8/31/94          $10,165             $9,914              $10,194
      9/30/94          $10,074             $9,825              $10,096
     10/31/94           $9,983             $9,737               $9,995
     11/30/94           $9,881             $9,637               $9,849
     12/31/94          $10,037             $9,790               $9,999
      1/31/95          $10,205             $9,953              $10,186
      2/28/95          $10,369            $10,113              $10,415
      3/31/95          $10,434            $10,176              $10,524
      4/30/95          $10,445            $10,187              $10,552
      5/31/95          $10,626            $10,363              $10,833
      6/30/95          $10,594            $10,333              $10,823
      7/31/95          $10,692            $10,428              $10,961
      8/31/95          $10,779            $10,513              $11,090
      9/30/95          $10,833            $10,565              $11,132
     10/31/95          $10,931            $10,662              $11,229
     11/30/95          $11,040            $10,767              $11,353
     12/31/95          $11,096            $10,822              $11,413
      1/31/96          $11,163            $10,887              $11,524
      2/28/96          $11,107            $10,833              $11,485
      3/31/96          $10,988            $10,716              $11,372
      4/30/96          $10,977            $10,706              $11,352
      5/31/96          $10,956            $10,686              $11,334
      6/30/96          $11,001            $10,729              $11,422
      7/31/96          $11,058            $10,786              $11,516
      8/31/96          $11,094            $10,820              $11,523
      9/30/96          $11,195            $10,919              $11,627
     10/31/96          $11,288            $11,009              $11,752
     11/30/96          $11,481            $11,197              $11,948
     12/31/96          $11,428            $11,146              $11,911
      1/31/97          $11,407            $11,125              $11,954
      2/28/97          $11,509            $11,225              $12,054
      3/31/97          $11,429            $11,147              $11,898


Average Annual Total Returns
--------------------------------------------------------------------------------

At Net Asset Value
--------------------------------------------------------------------------------
One year                                                            4.0%
Life of Fund (6/3/94)                                               4.5
Value at 3/31/97                                                $11,429


Including Maximum 2.50% Sales Charge
--------------------------------------------------------------------------------
One year                                                            1.4%
Life of Fund (6/3/94)                                               3.6
Value at 3/31/97                                                $11,147




  Source: Towers Data Systems, Bethesda, MD.

* Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

  Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities




As of March 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in National Limited Maturity Municipals
  Portfolio, at value (Note 1A) (identified cost, $7,194,128)    $ 7,243,357
Receivable from the Administrator (Note 4)                            21,316
Deferred organization expenses (Note 1D)                              15,190
--------------------------------------------------------------------------------
Total assets                                                     $ 7,279,863
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Dividends payable                                                $    27,114
Payable for Fund shares redeemed                                      10,000
Payable to affiliate for Trustees' fees (Note 4)                          41
Accrued expenses                                                       1,542
--------------------------------------------------------------------------------
Total liabilities                                                $    38,697
--------------------------------------------------------------------------------
Net Assets for 742,873 shares of
  beneficial interest outstanding                                $ 7,241,166
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                  $ 7,280,426
Accumulated net realized loss on investments and
  financial futures contracts (computed on basis of
  identified cost)                                                   (89,615)
Accumulated undistributed net investment income                        1,126
Net unrealized appreciation of investments from
  Portfolio (computed on basis of identified cost)                    49,229
--------------------------------------------------------------------------------
Total                                                            $ 7,241,166
--------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share (Note 4)
--------------------------------------------------------------------------------
($7,241,166/742,873 shares of
  beneficial interest outstanding)                               $      9.75
--------------------------------------------------------------------------------


Computation of Offering Price
--------------------------------------------------------------------------------
Offering price per share (100/97.50 of $9.75)                    $     10.00
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price is reduced.

Statement of Operations

For the Year Ended
March 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income allocated from Portfolio                           $ 545,881
Expenses allocated from Portfolio                                    (52,626)
--------------------------------------------------------------------------------
Net investment income from Portfolio                               $ 493,255
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
  Administrator's organization (Note 4)                            $     164
Service fees (Note 5)                                                  5,910
Registration fees                                                     17,166
Printing and postage                                                  13,118
Legal and accounting services                                          8,851
Amortization of organization expenses (Note 1D)                        7,558
Transfer and dividend disbursing agent fees                            6,159
Custodian fee                                                          2,965
Miscellaneous                                                          1,850
--------------------------------------------------------------------------------
Total expenses                                                     $  63,741
--------------------------------------------------------------------------------
Deduct --
  Allocation of expenses to the Administrator (Note 4)             $  21,316
--------------------------------------------------------------------------------
Total expense reductions                                           $  21,316
--------------------------------------------------------------------------------

Net expenses                                                       $  42,425
--------------------------------------------------------------------------------

Net investment income                                              $ 450,830
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $ (18,908)
  Financial futures contracts                                        (94,820)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                       $(113,728)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investment transactions                                          $  28,752
  Financial futures contracts                                          9,685
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  of investments                                                   $  38,437
--------------------------------------------------------------------------------

Net realized and unrealized loss on investments                    $ (75,291)
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 375,539
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                          Year Ended        Year Ended
in Net Assets                                March 31, 1997    March 31, 1996
-------------------------------------------------------------------------------
From operations --
    Net investment income                      $    450,830      $    450,390
    Net realized gain (loss) on
        investment transactions                    (113,728)           96,318
    Net change in unrealized
        appreciation (depreciation)
        of investments                               38,437           (74,228)
-------------------------------------------------------------------------------
Net increase in net assets from operations     $    375,539      $    472,480
-------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                 $   (449,106)     $   (449,878)
    From net realized gain on investments           (80,698)             --
-------------------------------------------------------------------------------
Total distributions to shareholders            $   (529,804)     $   (449,878)
-------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3) --
    Proceeds from sale of shares               $  2,771,280      $  6,036,915
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                      144,257            62,436

    Cost of shares redeemed                      (5,522,642)       (3,914,720)
-------------------------------------------------------------------------------
Net increase (decrease) in net
    assets from Fund share transactions        $ (2,607,105)     $  2,184,631
-------------------------------------------------------------------------------

Net increase (decrease) in net assets          $ (2,761,370)     $  2,207,233
-------------------------------------------------------------------------------


Net Assets
-------------------------------------------------------------------------------
At beginning of year                           $ 10,002,536      $  7,795,303
-------------------------------------------------------------------------------
At end of year                                 $  7,241,166      $ 10,002,536
-------------------------------------------------------------------------------


Accumulated undistributed net
investment income included in
net assets
-------------------------------------------------------------------------------
At end of year                                 $      1,126      $        256
-------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                                    Year Ended March 31,
                                                                                        -------------------------------------------
                                                                                            1997            1996        1995 *
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                                       $ 9.960         $ 9.930     $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $ 0.492         $ 0.492     $  0.402
Net realized and unrealized gain (loss) on investments                                      (0.100)          0.029       (0.066)++
-----------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                                               $ 0.392         $ 0.521     $  0.336
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 $(0.490)        $(0.491)    $ (0.402)
In excess of net investment income                                                              --              --       (0.004)
From net realized gain on investments                                                       (0.112)             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        $(0.602)        $(0.491)    $ (0.406)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                                             $ 9.750         $ 9.960     $  9.930
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                             4.02%           5.31%        3.48%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                                      $ 7,241         $10,003     $  7,795
Ratio of net expenses to average daily net assets/(2)(3)/                                     1.07%           0.75%        0.58%+
Ratio of net expenses to average daily net assets after custodian fee reduction/(2)/          1.05%           0.74%          --
Ratio of net investment income to average daily net assets                                    4.98%           4.88%        4.68%+

+   The operating expenses of the Fund reflects an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                                                          1.31%           1.34%        2.79%+
    Expenses after custodian fee reduction/(2)/                                               1.29%           1.33%          --
    Net investment income                                                                     4.75%           4.29%        2.47%+
Net investment income per share                                                            $ 0.469         $ 0.432     $  0.212

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
* For the period from the start of business, June 3, 1994, to March 31, 1995.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of the Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended March 31, 1996 and periods thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
   -----------------------------------------------------------------------------
    EV Traditional National Limited Maturity Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in the National Limited Maturity Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (7.1% at March 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $107,811 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on March 31, 2005. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not included by shareholders as gross income for federal income tax purposes because the Fund and the Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

    D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

    E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

    G Other -- Investment transactions are accounted for on a trade date basis.

2   Distribution to Shareholders
   -----------------------------------------------------------------------------
    The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which results in temporary over distributions for financial statement purposes

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



    are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended March 31, 1997, $854 was reclassified from accumulated net realized loss to accumulated undistributed net investment income due to permanent differences between book and tax accounting. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3   Shares of Beneficial Interest
   -----------------------------------------------------------------------------
    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                     Year Ended March 31,
                                               ------------------------------
                                                    1997              1996
    -------------------------------------------------------------------------
    Sales                                        279,206           599,757
    Issued to shareholders electing
      to receive payments of
      distributions in Fund shares                14,623             6,187
    Redemptions                                 (555,174)         (386,892)
   --------------------------------------------------------------------------

    Net increase (decrease)                     (261,345)          219,052
   --------------------------------------------------------------------------

4   Transactions with Affiliates
   -----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $21,316 of expenses related to the operation of the Fund were allocated to EVM. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisor fee earned by BMR.

    Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, and the Fund's principal underwriter, receives a contingent deferred sales charge (CDSC) on shareholder redemptions made within one year of purchase, where initial investment in the Fund was $1 million or more. EVD received no CDSC during the year ended March 31, 1997.

5   Service Plan
   -----------------------------------------------------------------------------
    The Fund adopted a service plan on April 14, 1994 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the sales charge rule of The National Association of Securities Dealers Inc. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.15% of the Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. The Fund paid or accrued service fees to or payable to EVD for the year ended March 31, 1997, in the amount $5,910. Service fee payments are made for personal services and/or the maintenance of shareholder accounts.

    Certain of the officers and Trustees of the Fund are officers or directors of EVD.

6   Investment Transactions
   -----------------------------------------------------------------------------
    Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 1997 aggregated $2,891,822 and $6,024,498, respectively.

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Investment Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Traditional National Limited Maturity Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the financial highlights for each of the years in the two year period ended March 31, 1997 and for the period from the start of business, June 3, 1994 to March 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Traditional National Limited Maturity Municipals Fund at March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  May 2, 1997

National Limited Maturity Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)    Security                 Value
---------------------------------------------------------------------------

Cogeneration -- 1.31%
---------------------------------------------------------------------------
 NR        A+       $1,250     New Jersey Economic
                               Development Authority,
                               Vineland Cogeneration
                               Limited Partnership
                               Project (AMT), 7.875%,
                               6/1/19                       $   1,343,175
---------------------------------------------------------------------------
                                                            $   1,343,175
---------------------------------------------------------------------------

Education -- 7.24%
---------------------------------------------------------------------------
 NR        NR       $1,500     Arizona Educational Loan
                               Marketing Corp., (AMT),
                               6.00%, 9/1/01                $   1,556,310

 NR        NR        1,900     Arizona Educational Loan
                               Marketing Corp., (AMT),
                               6.25%, 6/1/06                    1,950,426

 A         NR        1,000     Arizona Student Loan
                               Acquisition Authority,
                               (AMT), 7.625%, 5/1/10            1,080,430

 A1        NR        1,730     Massachusetts Health and
                               Educational Facilities
                               Authority (Tufts
                               University), 7.40%, 8/1/18       1,828,420

 Ba1       NR        1,000     New Hampshire Higher
                               Education and Health
                               Facilities Authority
                               (Colby-Sawyer College),
                               7.20%, 6/1/12                    1,012,640
---------------------------------------------------------------------------
                                                            $   7,428,226
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.73%
---------------------------------------------------------------------------
 Aaa       AAA      $1,500     Grand Ledge, MI, Public
                               School District, (MBIA),
                               Prerefunded to 5/1/04,
                               7.875%, 5/1/11               $   1,781,580
---------------------------------------------------------------------------
                                                            $   1,781,580
---------------------------------------------------------------------------

General Obligations -- 14.82%
---------------------------------------------------------------------------
 Baa       BBB      $5,000     City of Detroit, Michigan,
                               6.50%, 4/1/02/(1)/           $   5,262,799

 Ba1       BBB       1,000     Cleveland, OH,  City
                               School District, 6.50%,
                               6/15/97                          1,001,290

 NR        NR        1,800     Pennsylvania Economic
                               Development Authority,
                               Resource Recovery,
                               (Northampton Project)
                               (AMT), 6.75%, 1/1/07             1,821,006

 Aa3       AA-       3,800     State of Connecticut,
                               5.375%, 5/15/12/(2)/             3,738,022

 Baa       NR        3,270     Youngstown, OH, County
                               School District, 6.40%,
                               7/1/00                           3,391,055
---------------------------------------------------------------------------
                                                            $  15,214,172
---------------------------------------------------------------------------

Hospitals -- 2.25%
---------------------------------------------------------------------------
 Aa3       AA-      $2,500     Greenville, SC, Hospital
                               System (Board of
                               Trustees), 5.25%, 5/1/17     $   2,311,500
---------------------------------------------------------------------------
                                                            $   2,311,500
---------------------------------------------------------------------------

Housing -- 7.70%
---------------------------------------------------------------------------
 A         NR       $1,005     Illinois Development
                               Finance Authority, Elderly
                               Housing, (Mattoon Tower -
                               Section 8), 6.35%, 7/1/10    $   1,013,854

 Baa       NR        1,125     Illinois Development
                               Finance Authority, Elderly
                               Housing, (Rome Meadows),
                               6.40%, 2/1/03                    1,138,489

 Baa       NR        1,145     Illinois Development
                               Finance Authority, Elderly
                               Housing, (Rome Meadows),
                               6.65%, 2/1/06                    1,160,103

 NR        A         3,500     Maricopa County, AZ,
                               Industrial Development
                               Authority, Multifamily,
                               6.45%, 1/1/17                    3,568,915

 NR        NR        1,025     Maricopa County, AZ,
                               Industrial Development
                               Authority, Multifamily,
                               7.876%, 1/1/11                   1,022,427
---------------------------------------------------------------------------
                                                            $   7,903,788
---------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.50%
---------------------------------------------------------------------------
 NR        NR       $  690     Austin, TX (Cargoport
                               Development LLC) (AMT),
                               7.50%, 10/1/07               $     691,387

 NR        NR          455     Austin, TX (Cargoport
                               Development LLC) (AMT),
                               8.30%, 10/1/21                     459,696

 A3        A-        2,450     Columbus, NC
                               (International Paper Co.),
                               5.80%, 12/1/16                   2,349,991

 NR        NR        3,500     Jackson, TN, Solid Waste
                               Disposal (Owens-Corning
                               Fiberglass), (AMT), 6.25%,
                               3/31/04/(1)/                     3,532,655

 NR        NR          500     Kimball, NE, Economic
                               Development Authority,
                               (Clean Harbors Inc.)               503,850
                               (AMT), 10.75%, 9/1/26

 NR        NR        1,000     New Jersey Economic
                               Development Authority,
                               8.00%, 10/1/07                     994,900

 NR        NR        1,000     New Jersey Economic
                               Development Authority
                               (Holt Hauling and
                               Warehouse), 7.80%, 12/15/16        997,920


                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS




Ratings (Unaudited)
-------------------   Principal
           Standard   Amount
           &          (000
Moody's    Poor's     omitted)  Security                    Value
------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue (continued)
------------------------------------------------------------------------------
 NR        BBB      $2,000     Pennsylvania Economic
                               Development Authority,
                               Resource Recovery, (AMT),
                               (Colver Project), 7.05%,
                               12/1/10                      $   2,117,520
 NR        NR        1,455     Santa Fe, NM (Crow Hobbs),
                               8.25%, 9/1/05                    1,461,475
 NR        NR          750     State of Ohio, Solid Waste
                               (Republic Engineered
                               Steel, Inc.) (AMT), 9.00%,
                               6/1/21                             754,973

------------------------------------------------------------------------------
                                                            $  13,864,367
------------------------------------------------------------------------------

Insured Electric Utilities -- 2.87%
------------------------------------------------------------------------------
 Aaa       AAA      $3,000     Municipal Electric
                               Authority Georgia (AMBAC),
                               5.375%, 1/1/10               $   2,949,510
------------------------------------------------------------------------------
                                                            $   2,949,510
------------------------------------------------------------------------------

Insured General Obligations -- 3.80%
------------------------------------------------------------------------------
 Aaa       AAA      $2,000     Commonwealth of
                               Massachusetts (FGIC),
                               5.125%, 11/1/15              $   1,855,520
 Aaa       AAA       2,250     Commonwealth of
                               Massachusetts (MBIA),
                               4.875%, 10/1/13                  2,043,090
------------------------------------------------------------------------------
                                                            $   3,898,610
------------------------------------------------------------------------------

Insured Housing -- 4.09%
------------------------------------------------------------------------------
 Aaa       AAA      $2,115     Massachusetts Housing
                               Finance Authority
                               (Harborpoint Development),
                               (AMBAC), (AMT), 6.20%,
                               12/1/10                      $   2,174,855
 Aaa       AAA       2,000     Massachusetts Housing
                               Finance Authority, (MBIA),
                               6.10%, 7/1/15                    2,027,140
------------------------------------------------------------------------------
                                                            $   4,201,995

------------------------------------------------------------------------------

Insured Special Tax Revenue -- 6.11%
------------------------------------------------------------------------------
 Aaa       AAA      $3,000     Los Angeles County
                               California Public Works
                               (MBIA), 5.25%, 9/1/12        $   2,880,420
 Aaa       AAA       3,500     Pennsylvania
                               Intergovernmental
                               Cooperative Authority
                               (FGIC), 5.50%, 6/15/16           3,388,840
------------------------------------------------------------------------------

                                                            $   6,269,260
------------------------------------------------------------------------------

Ratings (Unaudited)
-------------------   Principal
           Standard   Amount
           &          (000
Moody's    Poor's     omitted)  Security                    Value
------------------------------------------------------------------------------

Insured Transportation -- 5.06%
------------------------------------------------------------------------------
 Aaa       AAA      $3,000     Chicago, IL (O'Hare
                               International Airport)
                               (AMBAC), 5.50%, 1/1/16       $   2,840,280
 Aaa       AAA       2,270     Texas Turnpike Authority
                               (FGIC), 6.00%, 1/1/03/(3)/       2,358,621
------------------------------------------------------------------------------
                                                            $   5,198,901
------------------------------------------------------------------------------

Life Care -- 6.59%
------------------------------------------------------------------------------
 Baa2      BBB      $  805     Colorado Health Facilities
                               Authority, (Rocky Mountain
                               Adventist), 6.00%, 2/1/98    $     809,750
 NR        A+        2,000     Illinois Health Facilities
                               Authority, 6.125%, 8/15/10       1,943,380
 Baa3      BB        1,570     Massachusetts Health and
                               Educational Finance
                               Authority (Milford
                               Whitinsville Hospital),
                               7.125%, 7/15/02                  1,586,108
 Baa3      BBB-      1,915     Richardson, TX, Hospital
                               Authority, (Richardson
                               Medical Center), 6.50%,
                               12/1/12                          1,940,699
 NR        NR          475     Vermont State Industrial
                               Development Authority,
                               (Wake Robins), 8.00%,
                               4/1/99                             482,847
------------------------------------------------------------------------------
                                                            $   6,762,784
------------------------------------------------------------------------------

Nursing Homes -- 9.09%
------------------------------------------------------------------------------
 NR        NR       $1,105     Arizona Health Facilities
                               Authority Assisted Living
                               Facilites, (Mesa), 7.625%,
                               1/1/06                       $   1,093,795
 NR        A+        4,000     California Statewide
                               Nursing Homes, (Pacific
                               Homes), 5.90%, 4/1/09            4,034,239
 NR        NR        1,000     Fairfield, OH, Economic
                               Development  Revenue
                               (Beverly Enterprises),
                               8.50%, 1/1/03                    1,080,490
 NR        NR        1,500     Massachusetts Industrial
                               Finance Agency, Health
                               Care Facilities (Age
                               Institute of
                               Massachusetts), 7.60%,
                               11/1/05                          1,499,385
 NR        NR        1,550     Saint Tammany Public Trust
                               Finance Authority,
                               Louisiana (Christwood),
                               8.75%, 11/15/05                  1,621,176
------------------------------------------------------------------------------
                                                            $   9,329,085
------------------------------------------------------------------------------

Pooled Loans -- 0.98%
------------------------------------------------------------------------------
 A         NR       $1,000     Arkansas State Student
                               Loan Authority (AMT),
                               6.25%, 6/1/10                $   1,005,080
------------------------------------------------------------------------------
                                                            $   1,005,080
------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                    Value
--------------------------------------------------------------------------------

Solid Waste -- 1.13%
--------------------------------------------------------------------------------
 NR        BBB-     $1,120     New Jersey Economic
                               Development Authority,
                               Heating and Cooling
                               (Trigen-Trenton), (AMT),
                               6.10%, 12/1/05               $   1,158,786
--------------------------------------------------------------------------------
                                                            $   1,158,786
--------------------------------------------------------------------------------
Transportation -- 11.73%
--------------------------------------------------------------------------------
 Baa       BBB      $2,000     Denver, CO City and County
                               Airport, (AMT), 7.00%,
                               11/15/99                     $   2,108,060
 NR        NR        1,225     Eagle County, CO, Airport
                               Terminal Corp. (American
                               Airlines), (AMT), 6.75%,
                               5/1/06                           1,252,403
 NR        NR        1,180     Los Angeles, CA, Regional
                               Airport Improvement
                               Corporate Lease,
                               (TransWorld Airlines),
                               6.125%, 5/15/00                  1,156,164
 A1        A+        3,000     Massachusetts State
                               Turnpike Authority, 5.00%,
                               1/1/20                           2,662,290
 Aa        A+        3,000     Triborough Bridge and
                               Tunnel Authority, 5.30%,
                               1/1/17                           2,823,030
 Aa2       AA        2,000     Wisconsin Housing and
                               Economic Development
                               Authority, 6.45%, 9/1/27         2,038,700
--------------------------------------------------------------------------------
                                                            $  12,040,647
--------------------------------------------------------------------------------

Total Tax-Exempt Investments
    (identified cost, $101,840,272)                         $102,661,466
--------------------------------------------------------------------------------
(1) Security has been segregated to cover when-issued securities.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
(3) When-issued security.

    AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk of such economic developments, at March 31, 1997, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.4% to 8.5% of total investments.


At March 31, 1997 the concentration of the Portfolio's investments in the various states, determined as a percentage of total investments is as follows:


                  Massachusetts                                     15%
                  Arizona                                           10%
                  Others, representing less than 10% individually   75%

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities



As of March 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
     (identified cost, $101,840,272)                            $   102,661,466

Cash                                                                        704

Receivable for investments sold                                       1,594,030

Interest receivable                                                   2,142,095

Receivable for variation margin on open financial futures
     contracts (Note 1E)                                                  7,633

Deferred organization expenses (Note 1D)                                  2,687
--------------------------------------------------------------------------------
Total assets                                                    $   106,408,615
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)                    $     2,325,933
Demand note payable (Note 3)                                          1,569,000
Payable to affiliate - Trustees' fees (Note 2)                            2,256
Accrued expenses                                                          7,910
--------------------------------------------------------------------------------
Total liabilities                                               $     3,905,099
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio       $   102,503,516
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $   101,543,559
Net unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                                   959,957
--------------------------------------------------------------------------------
Total                                                           $   102,503,516
--------------------------------------------------------------------------------
Statement of Operations

For the Year Ended
March 31, 1997
Investment Income
--------------------------------------------------------------------------------
Interest income                                                 $     7,212,252
--------------------------------------------------------------------------------
Total income                                                    $     7,212,252
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                 $       575,268
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                           8,729

Custodian fee                                                            66,720
Legal and accounting services                                            24,420
Bond pricing                                                             10,848
Amortization of organization expenses (Note 1D)                           2,467
Miscellaneous                                                            31,222
--------------------------------------------------------------------------------
Total expenses                                                  $       719,674
--------------------------------------------------------------------------------
Deduct --

     Reduction of custodian fee (Note 1H)                       $        26,132
--------------------------------------------------------------------------------

Total expense reductions                                        $        26,132
--------------------------------------------------------------------------------


Net expenses                                                    $       693,542
--------------------------------------------------------------------------------


Net investment income                                           $     6,518,710
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)             $      108,501
     Financial futures contracts                                     (1,238,242)
--------------------------------------------------------------------------------
Net realized loss on investments                                 $   (1,129,741)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments                                                 $     (288,902)
     Financial futures contracts                                        138,763
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $     (150,139)
--------------------------------------------------------------------------------


Net realized and unrealized loss on investments                  $   (1,279,880)
--------------------------------------------------------------------------------


Net increase in net assets from operations                       $    5,238,830
--------------------------------------------------------------------------------

                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets



Increase (Decrease)                      Year Ended             Year Ended
in Net Assets                            March 31, 1997         March 31, 1996
--------------------------------------------------------------------------------
From operations --
     Net investment income                 $   6,518,710          $   7,759,487
     Net realized gain (loss)
         on investments                       (1,129,741)             1,454,592
     Net change in unrealized
         appreciation (depreciation)            (150,139)              (359,938)
--------------------------------------------------------------------------------

Net increase in net assets
     from operations                       $   5,238,830          $   8,854,141
--------------------------------------------------------------------------------

Capital transactions --
     Contributions                         $   8,914,088          $  15,935,762
     Withdrawals                             (46,425,770)           (59,634,339)
--------------------------------------------------------------------------------

Net decrease in net assets from
     capital transactions                  $ (37,511,682)         $ (43,698,577)
--------------------------------------------------------------------------------


Net decrease in net assets                 $ (32,272,852)         $ (34,844,436)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                       $ 134,776,368          $ 169,620,804
--------------------------------------------------------------------------------
At end of year                             $ 102,503,516          $ 134,776,368
--------------------------------------------------------------------------------


                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Year Ended March 31,
                                                 ------------------------------------------------------------------------------
                                                     1997                 1996                  1995                  1994*
-------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                      0.60 %                0.57%                 0.53%                 0.52%+
Expenses after custodian fee reduction              0.58 %                0.56%                   --                    --
Net investment income                               5.45 %                5.08%                 5.02%                 4.74%+
Portfolio Turnover                                    68 %                  68%                   56%                   21%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $102,504              $134,776              $169,621              $177,842
-------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, May 3, 1993, to March 31, 1994. /(1)/ The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

National Limited Maturity Municipals Portfolio as of March 31, 1997 NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
--------------------------------------------------------------------------------
  National Limited Maturity Municipals Portfolio (the Portfolio) seeks to provide (1) a high level of income exempt from regular federal income tax and
  (2) limited principal fluctuation. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income-- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

  H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

National Limited Maturity Municipals Portfolio as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

  I Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  J Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1997, the fee was equivalent to 0.48% of the Portfolio's average net assets for such period and amounted to $575,268. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1997, no significant amounts have been deferred.

3 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the bank's adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1997, the Portfolio had a balance outstanding pursuant to this line of credit of $1,569,000. The Portfolio did not have any significant borrowings or allocated fees during the period.


4 Investments
--------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $82,251,588 and $116,331,586, respectively.

5 Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at March 31, 1997, as computed on a federal income tax basis, were as follows:


       Aggregate cost                          $101,840,272
       --------------------------------------------------------
       Gross unrealized appreciation           $  1,485,488

       Gross unrealized depreciation               (664,294)
       --------------------------------------------------------

       Net unrealized appreciation             $    821,194
       --------------------------------------------------------


6 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 1997 were as follows:


       Futures
       Contracts                                              Net Unrealized
       Expiration Date   Contracts                  Position  Appreciation
       -----------------------------------------------------------------------
       6/97              50  U.S. Treasury Bonds    Short     $      138,763
       -----------------------------------------------------------------------

National Limited Maturity Municipals Portfolio as of March 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors of
National Limited Maturity Municipals Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Limited Maturity Municipals Portfolio as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the supplementary data for each of the years in the three year period ended March 31, 1997 and for the period from the start of business, May 3, 1993 to March 31, 1994. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of National Limited Maturity Municipals Portfolio at March 31, 1997, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.



                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         May 2, 1997

EV Traditional National Limited Maturity Municipals Fund as of March 31, 1997

INVESTMENT MANAGEMENT



EV Traditional National Limited Maturity Municipals Fund


       Officers                        Independent Trustees
       Thomas J. Fetter                Donald R. Dwight
       President                       President, Dwight Partners, Inc.
                                       Chairman, Newspapers of New England, Inc.
       James B. Hawkes
       Vice President and Trustee      Samuel L. Hayes, III
                                       Jacob H. Schiff Professor of Investment
       Robert B. MacIntosh             Banking, Harvard University Graduate
       Vice President                  School of Business Administration

       James L. O'Connor               Norton H. Reamer
       Treasurer                       President and Director, United Asset
                                       Management Corporation
       Thomas Otis
       Secretary                       John L. Thorndike
                                       Formerly Director, Fiduciary Company
                                       Incorporated

                                       Jack L. Treynor
                                       Investment Adviser and Consultant


National Limited Maturity Municipals Portfolio


       Officers                        Independent Trustees
       Thomas J. Fetter                Donald R. Dwight
       President                       President, Dwight Partners, Inc.
                                       Chairman, Newspapers of New England, Inc.
       James B. Hawkes
       Vice President and Trustee      Samuel L. Hayes, III
                                       Jacob H. Schiff Professor of Investment
       Robert B. MacIntosh             Banking, Harvard University Graduate
       Vice President                  School of Business Administration

       William H. Ahern, Jr.           Norton H. Reamer
       Vice President and              President and Director, United Asset
       Portfolio Manager               Management Corporation

       James L. O'Connor               John L. Thorndike
       Treasurer                       Formerly Director, Fiduciary Company
                                       Incorporated
       Thomas Otis
       Secretary                       Jack L. Treynor
                                       Investment Adviser and Consultant

Investment Adviser of
National Limited Maturity Municipals Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of EV Traditional National
Limited Maturity Municipals Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537


Transfer Agent
First Data Investor Services Group, Inc.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


EV Traditional National
Limited Maturity Municipals Fund
24 Federal Street
Boston, MA 02110






--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charged and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                   T-LNASRC-5/97